Exhibit 10.22

FIRST AMENDMENT TO

CLASS D SECURITIES AGREEMENT, DATED SEPTEMBER 1, 2020, BY AND

AMONG HOYA TOPCO, LLC AND LAWRENCE FEY

AND

CLASS B SECURITIES AGREEMENT, DATED SEPTEMBER 1, 2020, BY AND

AMONG HOYA TOPCO, LLC AND LAWRENCE FEY

THIS FIRST AMENDMENT (this “Amendment”) is made and entered into by and among Hoya Topco, LLC (the “Hoya TopCo”), Vivid Seats, LLC and Lawrence Fey (“Employee”), an employee of Vivid Seats, LLC, a Delaware limited liability company (inclusive of any successor, “Employer”), to:

(i) that certain Class D Securities Agreement, dated September 1, 2020, by and among Hoya Topco, LLC and Employee (the “Class D Securities Agreement”); and

(ii) that certain Class B Securities Agreement, dated September 1, 2020, by and among Hoya Topco LLC and Employee (the “Class B Securities Agreement”, and together with the Class D Securities Agreement, the “Securities Agreements”);

which such Amendment, in each case, shall be effective as of the date of consummation of the transactions contemplated by that certain Transaction Agreement, by and among Horizon Acquisition Corporation, Horizon Sponsor, LLC, Hoya Topco, Hoya Intermediate, LLC, a Delaware limited liability company (“Hoya Intermediate”) and Vivid Seats Inc., a Delaware corporation (the “Company”), dated as of April 21, 2021 as amended from time to time (the “Amendment Date”). To the extent the Amendment Date does not occur on or prior to December 31, 2021, this Amendment shall be null and void. Capitalized terms used herein without definition shall have the meaning ascribed thereto in the applicable Securities Agreement.

RECITALS

WHEREAS, the Company and Employee are party to the Securities Agreements;

WHEREAS, pursuant to Section 9(l) of each Securities Agreement, such Securities Agreement may be amended with the prior written consent of Hoya Topco, Employer, Employee and the Required Interest;

WHEREAS, the prior written consent of the Required Interest to this Amendment has previously be obtained and Employer’s execution of this Amendment constitutes its consent hereto; and

WHEREAS, the parties hereto believe it is necessary and desirable to amend each Securities Agreement as set forth herein.

NOW, THEREFORE, BE IT RESOLVED, that each of the Securities Agreements is hereby amended as follows:

AMENDMENT

1.	All references in each Securities Agreement to “Sale of the Company” are hereby amended and replaced with “Sale of the Company or Change in Control”.

2.	Section 7 of each Securities Agreement is amended to add, in alphabetical order, the following defined terms:

“Change in Control” means as to either the Company or Hoya Intermediate (each, as applicable, the “CIC Entity”):

(a) any transaction or series of transactions (other than an offering of common stock or other securities to the general public through a registration statement filed with the Securities and Exchange Commission) pursuant to which any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (other than any employee benefit plan maintained by Hoya Topco, any CIC Entity or any of their respective Subsidiaries, or any person or group including any Excluded Party), in the aggregate acquire(s) beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the CIC Entity possessing more than 50% of the total combined voting power of the CIC Entity’s securities outstanding immediately after such acquisition; or

(b) the sale, lease, transfer or other disposition, in a single transaction or series of related transactions, by any CIC Entity and/or any Subsidiary or Subsidiaries thereof, of all or substantially all the assets of such CIC Entity and its Subsidiaries taken as a whole (or, if substantially all of the assets of such CIC Entity and its Subsidiaries taken as a whole are held by one or more Subsidiaries, the sale or disposition (whether by consolidation, merger, conversion or otherwise) of such Subsidiaries), except where such sale, lease, transfer or other disposition is made to any CIC Entity or one or more wholly owned Subsidiaries thereof or to any of the Excluded Parties.

Notwithstanding the foregoing, to the extent that the Hoya Topco sells all or a portion of its respective equity interests in Hoya Intermediate, this transaction shall not itself or alone constitute a Change in Control of the Company or Hoya Intermediate for any purpose hereunder.

“Excluded Party” means each of Hoya Topco, the Company, Hoya Intermediate, GTCR LLC, Vista Equity Partners, Eldridge Industries LLC and each of their direct and indirect parents, subsidiaries, officers, directors, executives or affiliates, including in the case of GTCR LLC, Vista Equity Partners and Eldridge Industries LLC any investment vehicle or fund controlled by or managed by any such Person, in each case, whether acting alone or together with one or more other Excluded Parties.

3.	This Amendment shall be and is hereby, in applicable part, incorporated into and forms a part of each Securities Agreement.

4.	Except as expressly provided herein, all terms and conditions of the Securities Agreements shall remain in full force and effect.

5.	Sections 8, 9(b), 9(d), 9(e), 9(g), 9(h), 9(i), 9(l) and 9(u) of the Class B Securities Agreement are incorporated herein by reference, mutatis mutandis.

IN WITNESS WHEREOF, the parties have executed this Amendment to each Securities Agreement effective as of the Amendment Date.

HOYA TOPCO LLC

By:	/s/ Stanley Chia
Name: Stanley Chia
Title: Chief Executive Officer

LAWRENCE FEY

/s/ Lawrence Fey

By signing below, Vivid Seats, LLC hereby consents to the Amendment:

VIVID SEATS, LLC

By:	/s/ Stanley Chia
Name: Stanley Chia
Title: Chief Executive Officer

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